UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2020

QTS Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36109	46-2809094
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street
Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A common stock, $.01 par value	QTS	New York Stock Exchange
Preferred Stock, 7.125% Series A Cumulative Redeemable Perpetual, $0.01 par value	QTS PR A	New York Stock Exchange
Preferred Stock, 6.50% Series B Cumulative Convertible Perpetual, $0.01 par value	QTS PR B	New York Stock Exchange

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2020, the board of directors (the “Board”) of QTS Realty Trust, Inc. (the “Company”) approved the first amendment (the “Amendment”) to the Company’s Second Amended and Restated Bylaws (the “Bylaws”) to provide that the Board may, but does not have exclusive authority to, fill a vacancy on the Board by a vote of a majority of the directors. The Amendment became effective on May 5, 2020.

The full text of the Amendment to the Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07          Submission of Matters to a Vote of Security Holders.

On May 6, 2020 the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, (i) ten directors were elected, (ii) the compensation paid to the Company’s named executive officers was approved in an advisory vote, and (iii) the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 20, 2020.  The final voting results for each proposal are set forth below.

 Election of Directors

At the Annual Meeting, stockholders elected ten directors of the Company to serve until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Chad L. Williams	56,488,727	3,572,886	1,383,393
John W. Barter	59,276,142	785,471	1,383,393
William O. Grabe	58,824,078	1,237,535	1,383,393
Catherine R. Kinney	56,393,540	3,668,073	1,383,393
Peter A. Marino	56,482,704	3,578,909	1,383,393
Scott D. Miller	58,597,570	1,464,043	1,383,393
Mazen Rawashdeh	58,634,941	1,426,672	1,383,393
Wayne M. Rehberger	59,275,883	785,730	1,383,393
Philip P. Trahanas	58,236,429	1,825,184	1,383,393
Stephen E. Westhead	58,158,573	1,903,040	1,383,393

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s stockholders voted on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,661,422	10,941,178	459,013	1,383,393

Ratification of Ernst & Young as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
60,922,741	441,587	80,678

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	First Amendment to Second Amended and Restated Bylaws of QTS Realty Trust, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary, Vice President and General Counsel

May 8, 2020